Convertible Notes	6 Months Ended
Jun. 30, 2021
Convertible Notes
Convertible Notes

Note 6 – Convertible Notes

On January 8, 2021, the Company, issued a stand-alone $500,000 convertible promissory note to Mr. John Gray, principal of one of the Company’s largest stockholders, the Gray Mars Venus Trust, Arizona 2015, an Arizona asset management limited partnership. The convertible note accrued interest at a fixed rate of 6% and had a maturity date of January 6, 2022. Any unpaid principal balance on the convertible note could be converted at any time, at the option of Mr. Gray, into shares of Common Stock at a price of $0.50 per share. The Company recorded a beneficial conversion feature associated with this convertible note of $30,000, which was recorded as a debt discount. On February 12, 2021, Mr. Gray converted the full amount of the convertible promissory note into 1,000,000 shares of Common Stock.

On April 12, 2021, the Company entered into a securities purchase agreement with a certain investor in connection with the issuance, as of that same date, of a 12.5% original issue discount convertible promissory note and a Common Stock purchase warrant. The note had an original principal amount of $2,250,000, with an original issue discount of $250,000. It bore interest at a fixed rate of 10%, was convertible into shares of Common Stock at a price of $3.00 per share (subject to adjustment as set forth in the note), and was to mature on January 12, 2022. The warrant grants the right to purchase 187,500 shares of Common Stock at an exercise price of $3.00, subject to adjustment as set forth therein, and is exercisable at any time within five years of the date of issuance. The agreement provides that additional warrants, each for 93,750 shares of Common Stock with an exercise price of $3.00 per share, will be issued by the Company to the investor on the 12th day of each month that the note remained outstanding. Both the note and the warrant include anti-dilution provisions in which the conversion price of the note and the exercise price of the warrant will be reduced to equal the conversion or exercise price, as applicable, of any subsequently-issued derivative security to acquire shares of Common Stock, or their equivalent, should that conversion or exercise price be lower than that of the note or the warrant. To account for the note and warrant, the Company first determined the value of the note and the fair value of the detachable warrants issued in connection with this convertible note. The estimated value of the warrants of $623,373 was determined using the Black-Scholes option pricing model and the following assumptions: a term of five years, a risk-free interest rate of .089%, a dividend yield of 0% and volatility of 190%. The face amount of the convertible note of $2,250,000 was proportionately allocated to the convertible note and the warrant in the amount of $1,761,866 and $488,134, respectively. Since the Company’s stock price exceeded the conversion price on the transaction date, there is an embedded beneficial conversion feature present in the convertible note of $810,633. The combined discount of $1,298,767 plus the original issue discount are recorded as a debt discount to the convertible note and are being amortized over the year life of the note.

Please see Note 13- Subsequent Events for a description of how the note described immediately above has since been cancelled, and Series B convertible preferred stock has been issued to the investor.

A roll-forward of convertible notes from December 31, 2020 to June 30, 2021 is below:

Convertible notes, December 31, 2020	$-
Issued for cash	2,500,000
Issued for original issue discount	250,000
Debt discount related to convertible notes	(1,578,767)
Conversion to Common Stock	(500,000)
Amortization of debt discounts	474,918
Convertible notes, June 30, 2021	$1,146,151